UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                               August 12, 2003
                               ---------------

                           SPORT SUPPLY GROUP, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



             Delaware           001-10704            75-2241783
          ---------------      ------------        -------------
          (State or Other      (Commission         (IRS Employer
          Jurisdiction of      File Number)      Identification No.)
           Incorporation)

              1901 Diplomat Drive, Farmers Branch, Texas  75234
             --------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)


     Registrant's telephone number, including area code:  (972) 484-9484

 ITEM 7: EXHIBITS

 Exhibit No.  Description
 -----------  -----------

 99.1 Press Release of Sport Supply Group, Inc. dated August 12, 2003 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended)


 ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

 On August 12, 2003, Sport Supply Group, Inc., a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission (the "Commission"), a Press Release discussing its financial results for the quarter ended June 27, 2003. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

 The information in this report is being furnished pursuant to Item 12 Results of Operations and Financial Condition . In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  August 12, 2003

                                         SPORT SUPPLY GROUP, INC.

                                         By:  /s/ Robert K. Mitchell
                                             ----------------------
                                             Robert K. Mitchell
                                             Chief Financial Officer

                             Index to Exhibits


 Exhibit No.  Description
 -----------  -----------

 99.1 Press Release of Sport Supply Group, Inc. dated August 12, 2003 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended)